UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23776

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Schroders
Private Opportunities Fund
Annual Report
March 31, 2025

Hartford Schroders Private Opportunities Fund
The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of the Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in the Fund’s Manager Discussion reflects the returns of the Fund’s Class A shares, before sales charges. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated)
 March 31, 2025 (Unaudited)

Inception 07/31/2023 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroders Capital Management (US) Inc.	Investment objective – The Fund seeks to provide long-term capital appreciation.
Comparison of Change in Value of $25,000 Investment (07/31/2023 - 03/31/2025)

The chart above represents the hypothetical growth of a $25,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns
for the Periods Ended 03/31/2025
	1 Year	Since Inception[1]
Class A2	14.70%	12.54%
Class A3	10.68%	10.16%
Class I2	14.68%	12.54%
Class SDR[2]	14.70%	12.55%
MSCI ACWI Index (Net)	7.15%	11.65%

[1]	Inception: 07/31/2023
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.50%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when repurchased, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the repurchase or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale of Fund shares on 03/31/2025. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.
You cannot invest directly in an index.
See "Index Definition" for index description.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	7.87%	2.52%
Class I	7.27%	1.92%
Class SDR	7.02%	1.67%

*
Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 07/31/2025 unless the
Fund’s Board of Trustees approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower.
Please see accompanying Financial Highlights for expense ratios for the period ended 03/31/2025.

2

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated) – (continued)
 March 31, 2025 (Unaudited)

The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroders Capital Management (US) Inc.
Portfolio Managers
Ethan Vogelhut
Head of Buyout Investments Americas
Benjamin Alt
Head of Global Private Equity Portfolios

Manager Discussion
How did the Fund perform during the period?
Class A Shares of the Hartford Schroders Private Opportunities Fund returned 14.70%, before sales charges, over the last twelve months ending March 31, 2025, outperforming the MSCI ACWI Index (Net) return of 7.15% for the same period. The MSCI ACWI Index (Net) serves as the Fund's required benchmark for regulatory purposes and is presented for those purposes only. The Fund has been in its investment ramp-up phase for the majority of this period and cash holdings have impacted the Fund’s performance. Now that the fund is fully invested, we would expect the Fund’s total return performance to more closely align with the performance of the investment portfolio.
Why did the Fund perform this way?
Since March 2024, more than a dozen portfolio companies experienced an increase in valuation driven by a combination of robust revenue and operating income growth, multiple expansion, and debt pay down. However, the portfolio return was primarily driven by four investments: Greenbelt Capital Partners, Stirling Square Capital Partners, VSC EV3, and Chronos Capital Fund. One detractor to performance was Huracan68 S.p.A which saw a 12% decline in March as comparable public company multiples decreased in anticipation of potential US tariff implications.
Greenbelt Capital Partners continues to resemble an early outperformer driven by impressive top- and bottom-line growth as well as margin expansion due to the turnkey business and maintenance services. Greenbelt Capital Partners is expecting another year of impressive organic growth in 2025.
Stirling Square Capital Partners experienced a nearly 25% uplift in August 2024 due to EBITDA growth and multiple expansion. The company has experienced strong top- and bottom-line growth driven by the launch of several new meaningful software contracts with local government administrations and a significant increase in international tax software revenue. We continue to believe Stirling Square Capital Partners is well positioned as a mission-critical tax collection software and services provider.
VSC EV3 continued to experience strong EBITDA growth and modest multiple expansion during the period due to strength in passenger flight activity, airline demand for parts manufacturer approved (“PMA”) parts and repairs, and record new product development. The Company remains active on the M&A front, having closed two add-on acquisitions in the last six months, adding material incremental
EBITDA and a complementary catalogue of PMA parts. Chronos Capital Fund closed in April 2024 and experienced an immediate 24% uplift due to positive EBITDA developments between the continuation fund reference date of Q1 2023 and the closing date, as well as improvements in public comparables during the same period. The Company was re-valued up another approximately 13%+ in November 2024 driven by positive market movements and annual recurring revenue budget outperformance.
What is the outlook as of the end of the period?
We are very pleased with the portfolio construction, including the diversification across company stage, region, sector, and investment type, and believe the Fund’s performance reflects this. We believe the existing investments will continue to perform well, and the portfolio will benefit from reduced cash levels after a successful ramp-up period. The team will continue to selectively add investments to the portfolio as and when new subscriptions come in, further diversifying the portfolio. We completed a bottom-up assessment of the impact from the recently announced tariffs and view the current portfolio as resilient with limited direct and indirect exposure. Lastly, while the volatility in the public equity markets may negatively impact valuations in the short-term due to the use of comparable company models, we believe the underlying company fundamentals will continue to drive positive momentum.
Important Risks
The Fund is a newly organized, non-diversified, closed-end management investment company with limited operating history that may be subject to additional risks. Security prices fluctuate in value depending on general market and economic conditions and the prospect of individual companies. • Private equity investments involve a high degree of business and financial risk that can result in substantial losses. The valuation of private equity investments is complex and is typically based on fair value as determined in good faith by the Fund according to the Fund’s valuation procedures. The Fund’s net asset value could be adversely affected if the Fund’s determination regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon disposal of such investment. • Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. A particular investment may become illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic, and regulatory developments. • Small-cap and Mid-cap securities can have

3

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated) – (continued)
 March 31, 2025 (Unaudited)

greater risks and volatility than large-cap companies. • Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.
• Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Financially material environmental, social and/or governance (ESG) characteristics are one of several factors that may be considered and as a result, the investment process may not work as intended.
Composition by Strategy
as of 03/31/2025
Category	Percentage of Net Assets
Direct Investments
Co-Investment	57.2%
Secondary Fund	33.0
Primary Fund	1.2
Total	91.4%
Short-Term Investments	8.8%
Other Assets & Liabilities	(0.2)
Total	100.0%

4

Hartford Schroders Private Opportunities Fund
Schedule of Investments (Consolidated)
March 31, 2025

Investments†—100.2%	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments—91.4%
Co-Investment—57.2%
Consumer Discretionary—9.8%
Barrys PEP Co-Invest A, LP*(1)(2)(3)(4)(5)	Limited Partnership Interest	03/31/2025	$845,639	$833,333
BPCP NSA Holdings, Inc.*(1)(2)(3)(4)(6) (Class A, 8.00%, 572 shares)	Preferred Stock	05/15/2024	858,275	919,996
BPCP NSA Holdings, Inc.*(1)(2)(3)(4) (286 shares)	Common Stock	05/15/2024	286,092	295,630
Huracan68 S.p.A*(1)(2)(3)(4) (Class B, 33,550 shares)	Common Stock	10/01/2024	885,360	756,910
Huracan68 S.p.A*(1)(2)(3)(4)(7)(8) (Shareholder Loan, 04/03/2032)	Loan Notes	10/01/2024	221,340	216,260
Consumer Staples—2.1%
Hometown Food Holdings, LLC*(1)(2)(3)(4)(5) (Class A, 1,654 shares)	Limited Partnership Interest	03/28/2025	638,255	638,255
Health Care—13.1%
Apposite Healthcare Co-Investment IV L.P*(1)(2)(3)(4)(5)	Limited Partnership Interest	02/28/2025	712,737	729,316
KL Champion Blocker PI LLC*(1)(2)(3)	Limited Partnership Interest	05/01/2024	1,251,284	1,380,749
NanoVista*(1)(2)(3)(5)	Limited Partnership Interest	04/23/2024	1,145,300	1,141,512
Resurgens II Co-Invest C, L.P.*(1)(2)(3)(5)	Limited Partnership Interest	11/15/2023	657,606	801,022
Industrials—4.5%
ATEX Blocker, Inc.*(1)(2)(3)(4) (3 shares)	Common Stock	12/19/2024	1,250,000	1,399,017
Information Technology—19.9%
BCPE Pequod Investor, L.P.*(1)(2)(3)	Limited Partnership Interest	11/20/2024	923,174	923,174
Diamant 244. GmbH*(1)(2)(3)(4) (256 shares)	Common Stock	12/19/2024	10,877	—
Diamant 244. GmbH*(1)(2)(3)(4) (8.00%)	Preferred Stock	12/19/2024	665,087	700,798
Diamant 247. GmbH*(1)(2)(3)(4)(8) (Shareholder Loan, 8.00%, 12/31/2039)	Loan Notes	01/15/2025	223,371	238,411
Fremman 1 MM Co-investment 7 Rocket SCSp*(1)(2)(3)	Limited Partnership Interest	02/13/2024	1,076,110	1,077,434
Investcorp India Private Equity Holdings Limited*(1)(2)(3)(4)(6)(7)(8) (Shareholder Loan, 6 shares)	Loan Notes	09/16/2024	627,200	627,200
Investcorp India Private Equity Holdings Limited*(1)(2)(3)(4)(6)(7) (6 shares)	Preferred Stock	09/16/2024	12,800	126,811
Novacap TMT VI Co-Investment (Invita), L.P.*(1)(2)(3)(5)	Limited Partnership Interest	11/08/2024	1,043,269	1,030,323
Stirling Square Capital Partners Eagle Co-Investment SCSp*(1)(2)(3)(5)	Limited Partnership Interest	11/13/2023	1,012,232	1,435,795
Utilities—7.8%
Greenbelt Capital Partners Saber L.P.*(1)(2)(3)(4)	Limited Partnership Interest	10/25/2023	1,250,000	2,396,570
			15,596,008	17,668,516
Secondary Fund—33.0%
Consumer Discretionary—4.8%
Equip Capital SPV SCSp*(1)(2)(3)(5)	Limited Partnership Interest	08/23/2024	1,272,261	1,484,158
Health Care—10.9%
Investcorp India Investments Holding Parent Limited*(1)(2)(3)(4)(6)(7) (12 shares)	Preferred Stock	10/31/2024	24,400	245,977
Investcorp India Investments Holding Parent Limited*(1)(2)(3)(4)(6)(7)(8) (Shareholder Loan, 12 shares)	Loan Notes	10/31/2024	1,195,600	1,195,600
Ourvita Build-Up SCSp*(1)(2)(3)(5)	Limited Partnership Interest	11/16/2023	760,307	1,045,999
Rivean Special Opportunity Fund II Coöperatief U.A.*(1)(2)(3)(4)(5)	Limited Partnership Interest	01/17/2025	783,602	880,584
Industrials—11.8%
HCI Equity Partners EV I, L.P.*(1)(2)(3)(5)	Limited Partnership Interest	09/09/2024	1,003,173	1,089,185
TRP Continuation Fund (Genox), LP*(1)(2)(3)(4)(5)	Limited Partnership Interest	02/22/2024	1,095,745	1,305,006
VSC EV3 (Parallel) LP*(1)(2)(3)(4)(5)	Limited Partnership Interest	12/19/2023	764,549	1,255,457
Information Technology—5.5%
Chronos Capital Fund, L.P.*(1)(2)(3)(4)(5)	Limited Partnership Interest	04/29/2024	1,134,901	1,702,352
			8,034,538	10,204,318
Primary Fund—1.2%
Multi-Sector—1.2%
Investcorp India Growth Equity Fund III L.P.*(1)(2)(3)(4)(5)	Limited Partnership Interest	03/20/2025	368,687	357,304

The accompanying notes are an integral part of these financial statements.

5

Hartford Schroders Private Opportunities Fund
Schedule of Investments (Consolidated) – (continued)
March 31, 2025

	Interest Rate	Shares	Cost	Fair Value
Short-Term Investments—8.8%
Prime Liquidity Fund LLC(1)	4.52%(9)	2,700,000	$2,700,000	$2,700,000
Total Short-Term Investments			2,700,000	2,700,000
Total Investments (Cost $26,699,233)				$30,930,138
Other Assets and Liabilities – (0.2%)				(50,986)
Net Assets – 100.0%				$30,879,152

*	Non-income producing.
(1)	All or a portion of this security is held through Hartford Funds SPV, LLC, a wholly-owned subsidiary of the Fund (See Note 1).
(2)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(3)	Restricted security.
(4)	Investment valued using significant unobservable inputs.
(5)	Investment has been committed to but has not been fully funded by the Fund.
(6)	Perpetual maturity security.
(7)	No rate available.
(8)	Represents investments with principal amounts. Principal amounts are as follows:

Security Name	Principal Amount
Diamant 247. GmbH	EUR	215,742
Huracan68 S.p.A		200,000
Investcorp India Investments Holding Parent Limited		$1,195,600
Investcorp India Private Equity Holdings Limited		627,200

(9)	Current yield as of period end.

† Direct Investments are investments directly (or indirectly through special purpose vehicles) into privately held operating companies. The Fund’s Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm. Secondary Investments entail acquiring an interest in one or more assets from private equity fund investors and/or direct equity participants through a negotiated transaction in which the private equity majority manager managing the asset remains the same. Primary Investments are made in newly established private funds during their initial fundraising.
The accompanying notes are an integral part of these financial statements.

6

Hartford Schroders Private Opportunities Fund
Schedule of Investments (Consolidated) – (continued)
March 31, 2025

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3
Assets
Direct Investments	$16,820,787	$—	$—	$16,820,787
Short-Term Investments	2,700,000	—	2,700,000	—
Total	$19,520,787	$—	$2,700,000	$16,820,787
In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Fair Value Measurements (Topic 820): Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent), certain investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $11,409,351 are excluded from the fair value summary as of March 31, 2025.
	Direct Investments	Total
Beginning balance	$5,512,883	$5,512,883
Purchases	10,774,396	10,774,396
Sales	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	2,409,633	2,409,633
Transfers into Level 3	—	—
Transfers out of Level 3	(1,876,125)	(1,876,125)
Ending balance	$16,820,787	$16,820,787
For the year ended March 31,2025, Investments valued at $1,876,125 were excluded from the fair value hierarchy and were transferred out of Level 3 due to the availability Investment
Manager reported NAVs during the fiscal year. There were no transfers into Level 3. Transfers are reported at the beginning of the reporting period in which they occur.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at March 31, 2025 was $2,409,633.
The accompanying notes are an integral part of these financial statements.

7

Hartford Schroders Private Opportunities Fund
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
GmbH	Gesellschaft mit beschränkter Haftung
S.p.A	Società per azioni
SCSp	Société en Commandite Spéciale

8

Hartford Schroders Private Opportunities Fund
 Statement of Assets and Liabilities (Consolidated)
March 31, 2025

Assets:
Investments in securities, at market value	$30,930,138
Cash	190,026
Foreign currency	103
Cash held in escrow	215,000
Receivables:
From affiliates	120,399
Dividends and interest	14,968
Other assets	19,666
Total assets	31,490,300
Liabilities:
Subscription received in advance	215,000
Payables:
Investment management fees	6,371
Transfer agent fees	12,606
Accounting services fees	46,947
Board of Trustees' fees	19,684
Audit and tax fees	149,371
Pricing fees	113,400
Legal fees	45,936
Accrued expenses	1,833
Total liabilities	611,148
Commitments and contingencies (see Note 10)
Net assets	$30,879,152
Summary of Net Assets:
Capital stock and paid-in-capital	$26,751,300
Distributable earnings (loss)	4,127,852
Net assets	30,879,152
Class A:Net asset value per share	$11.88
Shares outstanding	102,506
Net Assets	$1,217,896
Class I:Net asset value per share	$11.85
Shares outstanding	141,037
Net Assets	$1,670,843
Class SDR:Net asset value per share	$11.85
Shares outstanding	2,362,355
Net Assets	$27,990,413
Cost of investments	$26,699,233
Cost of foreign currency	$99
The accompanying notes are an integral part of these financial statements.

9

Hartford Schroders Private Opportunities Fund
 Statement of Operations (Consolidated)
For the Year Ended March 31, 2025

Investment Income:
Dividends	$366,406
Interest	124,969
Total investment income, net	491,375
Expenses:
Investment management fees	396,699
Transfer agent fees
Class A	3,310
Class I	3,984
Class SDR	70,597
Distribution fees
Class A	7,890
Custodian fees	4,642
Registration and filing fees	52,288
Accounting services fees	293,614
Board of Trustees' fees	80,094
Chief Compliance Officer fees	52
Audit and tax fees	160,337
Legal fees	159,962
Pricing fees	324,450
Other expenses	9,357
Total expenses (before waivers and reimbursements)	1,567,276
Expense reimbursements	(964,107)
Investment management fee waivers	(330,583)
Distribution fee reimbursements	(7,890)
Total waivers and reimbursements	(1,302,580)
Total expenses	264,696
Net Investment Income (Loss)	226,679
Net Realized Gain (Loss) on Foreign Currency Transactions on:
Other foreign currency transactions	(21,493)
Net Realized Gain (Loss) on Foreign Currency Transactions	(21,493)
Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions of:
Investments	3,454,033
Translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	3,454,037
Net Gain (Loss) on Investments and Foreign Currency Transactions	3,432,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,659,223
The accompanying notes are an integral part of these financial statements.

10

Hartford Schroders Private Opportunities Fund
 Statement of Changes in Net Assets (Consolidated)

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(1)
Operations:
Net investment income (loss)	$226,679	$379,107
Net realized gain (loss) on foreign currency transactions	(21,493)	(7,349)
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	3,454,037	776,872
Net Increase (Decrease) in Net Assets Resulting from Operations	3,659,223	1,148,630
Distributions to Shareholders:
Class A	(17,502)	(9,760)
Class I	(22,645)	(12,701)
Class SDR	(389,854)	(227,539)
Total distributions	(430,001)	(250,000)
Capital Share Transactions:
Sold	6,079,358	20,000,000
Issued on reinvestment of distributions	422,167	250,000
Shares tendered	(225)	—
Net increase (decrease) from capital share transactions	6,501,300	20,250,000
Net Increase (Decrease) in Net Assets	9,730,522	21,148,630
Net Assets:
Beginning of period	21,148,630	—
End of period	$30,879,152	$21,148,630

(1)	Commenced operations on July 31, 2023.
The accompanying notes are an integral part of these financial statements.

11

Hartford Schroders Private Opportunities Fund
 Statement of Cash Flows (Consolidated)
For the Year Ended March 31, 2025

Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$3,659,223
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	$(17,600,830)
Return of capital contributions	3,436
Net purchases, sales and maturities of short-term investments	(2,699,996)
Increase in dividends and interest receivable	(14,968)
Increase in receivable from affiliates	(120,399)
Increase in other assets	(1,581)
Increase in subscriptions received in advance	215,000
Increase in investment management fees payables	1,925
Decrease in accounting services fees payables	(1,136)
Decrease in payable to affiliates	(13,898)
Decrease in transfer agent fees payable	(438)
Decrease in Board of Trustees' fees payables	(471)
Increase in audit and tax fees payable	21,200
Increase in pricing fees payable	56,700
Increase in legal fees payable	14,856
Increase in accrued expenses	148
Net change in unrealized appreciation (depreciation) of investments in securities	(3,454,033)
Net change unrealized (appreciation) depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Cash used for operating activities	$(19,935,266)
Cash flows from financing activities
Proceeds from shares sold	$6,079,358
Shares tendered	(225)
Dividends paid to shareholders	(7,834)
Net cash provided by financing activities	$6,071,299
Net decrease in cash and foreign currency	$(13,863,967)
Cash and foreign currency, beginning of year*	$14,269,096
Cash and foreign currency, end of year*	$405,129
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$422,167

*	Components of cash

	Beginning of Year	End of Year
Cash	$14,269,021	$190,026
Restricted cash	—	215,000
Foreign currency	75	103
	$14,269,096	$405,129
The accompanying notes are an integral part of these financial statements.

12

Hartford Schroders Private Opportunities Fund
Financial Highlights (Consolidated)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Private Opportunities Fund(5)
For the Year Ended March 31, 2025
A	$10.52	$0.10	$1.43	$1.53	$(0.17)	$—	$(0.17)	$11.88	14.70%	$1,218	6.60%	1.00%	0.88%	0.00%(6)
I	10.49	0.09	1.44	1.53	(0.17)	—	(0.17)	11.85	14.68	1,671	5.91	1.02	0.83	0.00 (6)
SDR	10.49	0.10	1.43	1.53	(0.17)	—	(0.17)	11.85	14.70	27,990	5.90	1.00	0.86	0.00 (6)
For the Period Ended March 31, 2024
A	$10.00	$0.27	$0.35	$0.62	$(0.10)	$—	$(0.10)	$10.52	6.18%(7)	$1,062	7.67%(8)	1.00%(8)	3.59%(8)	0.00%(9)
I	10.00	0.27	0.35	0.62	(0.13)	—	(0.13)	10.49	6.20 (7)	1,062	6.98 (8)	1.00 (8)	3.59 (8)	0.00 (9)
SDR	10.00	0.26	0.36	0.62	(0.13)	—	(0.13)	10.49	6.20 (7)	19,025	6.26 (8)	1.00 (8)	3.45 (8)	0.00 (9)

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.

(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Ratios do not reflect the proportionate share of income and expenses of the underlying Investment Funds.
(5)	Commenced operations on July 31, 2023.
(6)	Percentage rounds to zero.
(7)	Not annualized.
(8)	Annualized.
(9)	Reflects the Fund's portfolio turnover for the period July 31, 2023 through March 31, 2024.
The accompanying notes are an integral part of these financial statements.

13

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated)
 March 31, 2025

1.
Organization:
Hartford Schroders Private Opportunities Fund (the "Fund") is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund operates as a closed-end, tender offer fund pursuant to which it may conduct quarterly tender offers for the repurchase of the Fund’s outstanding common shares of beneficial interest at net asset value. The investment objective of the Fund is to seek to provide long-term capital appreciation. The Fund commenced operations on July 31, 2023.
The Fund offers three separate classes of shares: Class A, Class I and Class SDR. Class A Shares, Class I Shares and Class SDR Shares are subject to different fees and expenses. The Fund's prospectus provides description of each share class expenses, sales charges and minimum investments.
The Fund may invest in the shares of one or more wholly owned and controlled Subsidiaries (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide the Fund with exposure to investments within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, a Subsidiary is not subject to diversification requirements. The Fund is the sole shareholder of each Subsidiary, and shares of a Subsidiary are not sold or offered to other investors.
As of March 31, 2025, there is one active Subsidiary: the Hartford Funds SPV, LLC, registered in Delaware on December 16, 2022. The Schedule of Investments (Consolidated), Statement of Assets and Liabilities (Consolidated), Statement of Operations (Consolidated), Statement of Changes in Net Assets (Consolidated), Statement of Cash Flows (Consolidated) and Financial Highlights (Consolidated) of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2025, total assets of the Fund were $31,490,300, of which $30,930,138 or 98.2% was held in the Hartford Funds SPV, LLC.
The Fund is a non-diversified, closed-end management investment company and applies the specialized accounting and reporting under Accounting Standards Codification ("ASC") Topic 946, “Financial Services – Investment Company.”
2.
Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)
Determination of Net Asset Value – The Net Asset Value (“NAV”) per share is determined for each class of the Fund’s shares as of the close of business on the last business day of each calendar month, each date that a Share is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). If the New York Stock Exchange (the “Exchange”) is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and repurchase requests and calculate the Fund’s NAV in accordance with applicable law. In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, the Fund will value its investments in Direct Investments, Secondary Investments and Primary Investments (collectively "Investment Funds") at fair value as determined in good faith under the Valuation Procedures (the "Valuation Procedures"). The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant general partner, managing member or affiliated investment adviser of the Investment Fund (the "Investment Manager") as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date.
Certain Investment Funds are valued based on the latest NAV reported by the Investment Manager. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

14

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

The Fund is designed to invest primarily in private equity investments of various types for which market quotations are not expected to be readily available. With respect to such investments, the Trust's Board of Trustees (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to determine the fair valuations of such investments pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee"). The Valuation Designee determines the fair value of the security or other instrument under policies and procedures established by and under the supervision of the Board of Trustees of the Fund. The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Fund’s Board of Trustees. The fair value of the Fund’s investments in Investment Funds, determined by the Valuation Committee in accordance with the Valuation Procedures, are estimates. Ordinarily, the fair value of an Investment Fund is based on the net asset value of the Investment Fund reported by its Investment Manager. If the Valuation Committee determines that the most recent net asset value reported by the Investment Manager of the Investment Fund does not represent fair value or if the Investment Manager of the Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Valuation Committee in accordance with the Valuation Procedures. In making that determination, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such Investment Fund at the net asset value last reported by its Investment Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The Valuation Committee uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Valuation Committee makes assumptions that are based on market conditions existing at the determination date.
In certain circumstances, the Valuation Committee may determine that cost best approximates the fair value of a particular Investment Fund.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or request the repurchase of shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, or request the repurchase of shares of the Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Determination Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Determination Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

15

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•
Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund's Schedule of Investments.
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:
Asset Class	Valuation Technique	Unobservable Input(1)	Range of Input	Fair Value at March 31, 2025	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Co-Investment	Market Comparable Companies	Enterprise value to EBITDA Multiple	4.8x - 11.6x	$4,974,938	8.03x	Increase
Co-Investment	Adjusted Recent Transaction	Recent Transaction Price and Preferred Accrual	N/A	939,209	N/A	N/A
Co-Investment	Recent Transaction	Recent Transaction Price	N/A	3,964,360	N/A	N/A
Secondary Fund	Market Comparable Companies	Enterprise value to EBITDA Multiple	9.7x - 20.5x	3,687,024	14.45x	Increase
Secondary Fund	Market Comparable Companies	Enterprise value to Sales Multiple	5.9x	1,702,352	5.90x	Increase
Secondary Fund	Recent Transaction	Recent Transaction Price	N/A	1,195,600	N/A	N/A
Primary Fund	Recent Transaction	Recent Transaction Price adjusted by EBITDA Multiple	11.3x	357,304	11.30x	N/A
(1) The Investment Manager considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2) Weighted average by the relative Fair Value of the investments in that asset class.
(3) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.
c)
Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date for financial reporting purposes.

16

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date notice is received. Distributions often occur at irregular intervals, and the exact timing of distributions from the portfolio investments may not be known until notice is received. It is estimated that distributions will occur over the life of the portfolio investments.
Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.
Return of capital distributions received from portfolio investments are accounted for as a reduction to cost.
Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Idle cash and currency balances may be swept into overnight sweep accounts held in a demand deposit account at State Street Bank and Trust Company ("State Street") that earn interest, which are classified as interest income on the Consolidated Statement of Operations.
Cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with the Fund’s transfer agent and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Consolidated Statement of Assets and Liabilities.
d)
Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Consolidated Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)
Fund Share Valuation and Dividend Distributions to Shareholders – The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends, if any, from net investment income of the Fund and capital gains of the Fund are normally declared and paid annually. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.
g)
Basis for Consolidation – The Fund may invest all of its assets in a wholly-owned subsidiary. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

17

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

h)
Segment Reporting – The Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Fund's prospectus. The Chief Operating Decision Maker (“CODM”) is the Senior Leadership Committee of the Investment Manager. The CODM monitors the operating results of the Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund's single segment is consistent with that presented within the Fund’s consolidated financial statements and financial highlights.
3.
Securities and Other Investments:
a)
Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund's Consolidated Schedule of Investments.
b)
Direct Investments – The Fund's Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm or other entity and are generally structured such that the co-investors are passive.
Direct Investments are more concentrated than Primary Investments and Secondary Investments of an investor’s interest in an Investment Fund, which usually hold multiple operating companies.
c)
Secondary Investments– Secondary Investments ("secondaries") refer to investments in which one investor acquires another investor's existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same. In making Secondary Investments, the buyer acquires exposure to one or more existing assets of a private equity fund by either acquiring an interest in a fund created to hold the acquired assets or by acquiring the interests of an existing limited partner of the private equity fund and agreeing to take on future funding obligations in exchange for future returns and distributions. A Secondary Investment that involves acquiring an investor's interests in a private equity fund may be acquired at a discount to an Investment Fund's net asset value. As a result, Secondary Investments acquired at a discount may result in unrealized gains to the Fund at the time the Fund next calculates its monthly net asset value. Because Secondary Investments are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with Primary Investments and may reduce the impact of the J-curve associated with private equity primary fund investing. However, there can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.
The market for certain Secondary Investments may be very limited, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for Secondary Investment at any given time. Secondary Investments may be heavily negotiated and may incur additional transaction costs for the Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information.
d)
Primary Investments– Primary Investments ("primaries") refer to interests in newly established Investment Funds. Primary Investments are made during the Investment Fund's fundraising period in the form of capital commitments, which are then periodically called by the fund to finance underlying investments in operating companies during a predefined period. A fund's capital account will typically exhibit a "J-curve," undergoing a modest decline in the early portion of its life cycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its life cycle as underlying investments mature and are eventually realized. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. Primary Investments typically range in duration from ten to twelve years, while underlying investments generally range in duration from three to seven years.
Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). Since the Investment Fund contains investments at the time the Fund invests, the Fund is able to accelerate its capital deployment compared to a typical primary fund investment and the Sub-Advisers are able to assess the attractiveness of the investments in the Investment Fund before making a capital commitment thereby reducing the blind-pool risk associated with a typical primary fund investment that has not made any investments.

18

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

4.
Principal Risks:
The Fund’s investment portfolio will consist of Investment Interests that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk, including those relating to the current global pandemic, which can result in substantial losses.
Investment Interests held by the Fund generally involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a sizeable cash and cash equivalent position in anticipation of satisfying capital calls from Investment Interests. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.
Secondary Investments may be acquired based on incomplete or imperfect information, which may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Fund cannot be assured that it is paying an appropriate purchase price in connection with Secondary Investments.
While the Sub-Advisers will conduct independent due diligence before executing a Direct Investment, the Fund’s ability to realize a profit on Direct Investments will be particularly reliant on the expertise of the lead investor. To the extent that the lead investor assumes control of the operating company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operations of the operating company. The Fund’s ability to dispose of such investments is typically very limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment.
The Fund may invest without limit in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities, including but not limited to if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.
The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in Investment Funds. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.
Market disruptions from pandemics, disasters, war, terrorism, political or regulatory changes, or other events can negatively impact local and global markets. Any such disruptions could impact the Fund’s ability to complete repurchases and adversely affect the value of the Fund’s assets and Fund performance.
5.
Federal Income Taxes:
a)
The Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2025. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

19

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

b)
Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of adjustments related to partnerships.
c)
Distributions and Components of Distributable Earnings – The Fund's tax year end is September 30 and the tax character of the current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year. The tax character of distributions paid by the Fund for the tax year ended September 30, 2024 is as follows:
For the Tax Year Ended September 30, 2024
Ordinary Income
$250,000

As of the Fund's tax year end of September 30, 2024, the components of total accumulated earnings (deficit) for the Fund on a tax basis are as follows:
Undistributed Ordinary Income	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
$173,825	$(45,908)	$2,514,795	$2,642,712
d)
Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.
At September 30, 2024 (tax year end), the Fund had no capital loss carryover.
e)
Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at March 31, 2025 is different from book purposes primarily due to partnerships. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to partnership adjustments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$26,488,716	$4,617,795	$(176,373)	$4,441,422
f)
Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews the Fund’s tax positions for all open tax years. The Fund's tax year-end is September 30. As of March 31, 2025, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Consolidated Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
6.
Expenses:
a)
Investment Management Agreement – HFMC serves as the Fund’s investment manager. The Fund has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of  The Hartford Insurance Group, Inc. (formerly The Hartford Financial Services Group, Inc.) ("The Hartford"). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement and SIMNA has contracted with Schroders Capital Management (US), Inc. (“Schroders Capital” and, collectively with SIMNA, the "Sub-Advisers") under a sub-sub-advisory agreement. The Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to SIMNA out of its management fee. SIMNA pays the sub-sub-advisory fees to Schroders Capital.
The Fund pays a monthly management fee in arrears to HFMC at the annual rate of 1.50% of the average month end value of the Fund's net assets. HFMC, not the Fund, pays the sub-advisory fees to SIMNA at the annual rate of 1.00% of the average month end value of the Fund’s net assets a portion of which will be waived through July 31, 2025. SIMNA, not the Fund or HFMC, pays the sub-sub-advisory fees

20

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

to Schroders Capital. The sub-sub-advisory fee paid by SIMNA to Schroders Capital is determined at the end of each month based on the internal Schroders Group Transfer Pricing Policy then in effect. HFMC has contractually agreed to waive the Fund’s management fee in the amount of 1.25% through July 31, 2025.
b)
Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street. In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. The fund accounting fee for the Fund shall equal the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin.
c)
Operating Expenses – Allocable expenses incurred by the Fund are allocated to each class within the Fund, in proportion of the average monthly net assets of the Fund and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. Closing costs associated with the purchase of Direct Investments, Secondary Investments and Primary Investments are included in the cost of the investment. Professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, and other experts is included in Legal Fees on the Consolidated Statement of Operations. As of March 31, 2025, HFMC has contractually agreed to reimburse expenses to limit total net operating expenses (excluding management fees, Rule 12b-1 distribution and service fees, sub-transfer agency fees payable by Hartford Administrative Services Company (“HASCO”) to the extent that such sub-transfer agency fees are a component of the transfer agency fee payable by the Fund to HASCO, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 0.75% of the Fund’s average monthly net assets. This contractual arrangement will remain in effect at least until July 31, 2025 unless the Fund’s Board of Trustees approves its earlier termination.
d)
Sales Charges and Distribution and Service Plan for Class A Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.
For the year ended March 31, 2025, HFD did not receive sales charges for the Fund.
The Board has approved the adoption by the Fund of a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Under the Plan, Class A Shares of the Fund bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Total compensation under the Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s Shares. Under the Plan, the Fund pays HFD the entire fee, regardless of HFD's expenditures. Even if HFD's actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee. If HFD's actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.70% of the average monthly net assets attributable to Class A Shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Any 12b-1 fees attributable to assets held in an account held directly with the HFD are reimbursed to the Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Consolidated Statement of Operations.
No market currently exists for the Fund's Shares. The Fund's Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither HFMC nor HFD intends to make a market in the Fund's Shares.
e)
HASCO, an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus a target profit margin. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to UMB Fund Services, Inc. ("UMBFS") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and UMBFS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Board of Trustees; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Pursuant to a sub-transfer agency agreement between HASCO and UMBFS, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to UMBFS. The Fund does not pay any fee directly to UMBFS; rather, HASCO makes all such payments to UMBFS. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued and paid monthly.

21

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

For the year ended March 31, 2025, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average monthly net assets is as follows:
Class A	Class I	Class SDR
0.29%	0.31%	0.29%
7.
Affiliate Holdings:
As of March 31, 2025, affiliates of The Hartford had ownership of shares in the Fund as follows:
Percentage of a Class:
	Class A	Class I	Class SDR
	100%	73%	42%

8.
Beneficial Fund Ownership:
As of March 31, 2025, to the knowledge of the Fund, Hartford Funds Management Company, LLC and Schroder US Holdings, Inc. beneficially held more than 25% of the shares outstanding of the Fund.
Shareholder	Percentage of Ownership
Schroder US Holdings, Inc	46%
Hartford Funds Management Company, LLC	46%
9.
Investment Transactions:
For the year ended March 31, 2025, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:
Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$17,600,830	$3,295	$17,600,830	$3,295
10.
Commitments and Contingencies:
As of March 31, 2025, the Fund has $4,123,967 in unfunded commitments to Investment Funds.
11.
Capital Share Transactions:
The Fund offers 3 classes of shares, Class A, Class I, and Class SDR shares on a continuous basis at the NAV per shares. The minimum initial investment for Class A and Class I Shares of the Fund is $25,000, and the minimum subsequent investment for Class A and Class I Shares of the Fund is $10,000. The minimum initial investment for Class SDR Shares of the Fund is $5,000,000, while subsequent investments may be made in any amount. These minimums may be waived for certain investors. Class A Shares are subject to a sales charge of up to 3.50%. Class I Shares and Class SDR Shares of the Fund are not subject to sales charges. Under the Plan, the Fund may charge a distribution and service (12b-1) fee up to a rate of 0.70% of the NAV as of the end of each month of the Fund attributable to Class A shares.
The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange. No secondary market is expected to develop for the Fund's Shares. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. No shareholder has the right to require the Fund to redeem his, her or its Shares.
HFMC intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis. Such repurchases are expected to be offered at the Fund’s net asset value per share as of March 31, June 30, September 30 and December 31 (each, a "Valuation Date"), as applicable. Each repurchase offer will generally commence approximately 75 days prior to the applicable Valuation Date and will remain open for a minimum of 20 business days following the commencement of the offer. It is also expected that HFMC will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund's net asset value. There can be no assurance that the Board will accept HFMC's recommendation.
Any repurchase of Shares from a shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an "Early Repurchase Fee" equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund.

22

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2025

The following information is for the year ended March 31, 2025 and the period ended March 31, 2024:
	For the Year Ended March 31, 2025		For the Period Ended March 31, 2024(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	—	$—	100,000	$1,000,000
Shares Issued for Reinvested Dividends	1,543	17,502	963	9,760
Net Increase (Decrease)	1,543	17,502	100,963	1,009,760
Class I
Shares Sold	38,090	$434,358	100,000	$1,000,000
Shares Issued for Reinvested Dividends	1,694	19,159	1,253	12,701
Net Increase (Decrease)	39,784	453,517	101,253	1,012,701
Class SDR
Shares Sold	514,404	$5,645,000	1,791,444	$18,000,000
Shares Issued for Reinvested Dividends	34,077	385,506	22,450	227,539
Shares Tendered	(20)	(225)	—	—
Net Increase (Decrease)	548,461	6,030,281	1,813,894	18,227,539
Total Net Increase (Decrease)	589,788	$6,501,300	2,016,110	$20,250,000

(1)	Commenced operations on July 31, 2023.
12.
Line of Credit:
The Fund entered into a revolving credit facility agreement with Schroders Financial Services Limited dated September 12, 2024. The Fund may borrow under the line of credit for temporary or emergency purposes. The Fund may borrow up to the lower of $20 million or 25% of the fund’s net asset value as advised by HFMC. The interest rate on borrowings is the aggregate of the margin and Fed Funds Rate. During and as of the year ended March 31, 2025, the Fund had no borrowings under this facility.
13.
Indemnifications:
Under the Fund’s organizational documents, the Fund shall indemnify its officers and trustees to the full extent required or permitted under applicable laws of the State of Delaware and federal securities laws. In addition, the Fund, may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
14.
Recent Accounting Pronouncement:
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
15.
Subsequent Events:
In connection with the preparation of the financial statements of the Fund as of and for the year ended March 31, 2025, events and transactions subsequent to March 31, 2025, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure.
Subsequent to March 31, 2025, the Fund purchased 2 Investment Funds and provided $1,134,580 as capital contributions to its private equity investments.

23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and shareholders of Hartford Schroders Private Opportunities Fund

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hartford Schroders Private Opportunities Fund (the "Fund") as of March 31, 2025, the related consolidated statements of operations and cash flows for the year ended March 31, 2025, the consolidated statement of changes in net assets, including the related notes, and the consolidated financial highlights for the year ended March 31, 2025 and for the period July 31, 2023 (commencement of operations) through March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year ended March 31, 2025 and for the period July 31, 2023 (commencement of operations) through March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the general partners and administrators; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 30, 2025
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.

24

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited)

Hartford Schroders Private Opportunities Fund (the “Fund”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Fund as of March 31, 2025. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-660-3010.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2022	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	82
Ms. Ackermann served as a
Director of Dynegy, Inc.
from October 2012 until its
acquisition by Vistra Energy
Corporation (“Vistra”) in
2018, and since that time
she has served as a
Director of Vistra. Ms.
Ackermann served as a
Director of Credit Suisse
Holdings (USA), Inc. from
January 2017 to December
2022.

ROBIN C. BEERY (1967)	Trustee	Since 2022	Ms. Beery is a Partner at ArrowMark Partners (a boutique alternatives investment manager). She has served as a consultant to ArrowMark Partners since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82
Ms. Beery serves as an
independent Director of
UMB Financial Corporation
(January 2015 to present),
has chaired the
Compensation Committee
since April 2017, and has
been a member of the
Compensation Committee
and the Risk Committee
since January 2015.

DERRICK D. CEPHAS (1952)	Trustee	Since 2022	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	82	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Since 2022	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	82
Ms. Detrick currently serves
as a Director and Chair of
the Nominating and
Governance Committee of
Charles River Associates
(May 2020 to present);
currently serves as a
Director of Capital One
Financial Corporation
(since November 2021);
and currently serves as a
Director and Chair of Altus
Power, Inc. (December
2021 to April 2025).

25

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	82
Mr. Gauthier currently
serves as a Director and
Chair of the Investment
Committee of Reinsurance
Group of America, Inc.
(from 2018 to present);
currently serves as a
Director and the Chair of
the Compensation
Committee of Hamilton
Insurance Group, Ltd.
(October 2023 to present).

ANDREW A. JOHNSON (1962)	Trustee	Since 2022	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	82	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2022	Mr. Rosenberg was a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to August 2024).	82	None
DAVID SUNG (1953)	Trustee	Since 2022	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82
Mr. Sung currently serves
as a Trustee of Ironwood
Institutional Multi-Strategy
Fund, LLC and Ironwood
Multi-Strategy Fund, LLC
(October 2015 to present);
currently serves as a
Director of Coller
Secondaries Private Equity
Opportunities Fund (April
2024 to present).

OFFICERS AND INTERESTED TRUSTEE
GREGORY A. FROST(4) (1970)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer since January 1, 2025
Mr. Frost has served in various positions within The Hartford and its subsidiaries in connection with the Mr. Frost has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.  Mr. Frost joined The Hartford in 2012.  Mr. Frost serves as Chairman,
Director, President, and Senior Managing Director for Hartford
Funds Management Group, Inc. (“HFMG”).  Mr. Frost also
serves as Chairman of the Board, President, Manager, and
Senior Managing Director for Hartford Funds Management
Company, LLC (“HFMC”); Chairman of the Board, Manager, and
President of Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of Hartford
Funds Distributors, LLC (“HFD”); and Chairman of the Board,
President and Senior Managing Director of Hartford
Administrative Services Company (“HASCO”), each of which is
an affiliate of HFMG.
				82	None
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2022
Mr. Garger serves as Secretary, Managing Director and General
Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr.
Garger also serves as Secretary and General Counsel of Lattice
(since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.
				N/A	N/A

26

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2022; AML Compliance Officer since 2022
Mr. Melcher serves as Executive Vice President of HFMG and
HASCO (since December 2013) and Chief Compliance Officer
of HFMG (since January 2025). Mr. Melcher also serves as
Executive Vice President (since December 2013) and Chief
Compliance Officer (since December 2012) of HFMC, serves as
Executive Vice President and Chief Compliance Officer of
Lattice (since July 2016), serves as Executive Vice President of
HFD (since December 2013), and has served as President and
Chief Executive Officer of HFD (from April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President and Chief Investment Officer	Vice President since 2022; Chief Investment Officer since February
Mr. Meyer serves as Managing Director and Chief Investment
Officer of HFMC and Managing Director of HFMG (since 2013)
and Chief Investment Officer of HFMG (since January 2025).
Mr. Meyer also serves as Managing Director and Chief Mr.
Meyer serves as Managing Director and Chief Investment
Officer of HFMC and Managing Director of HFMG (since 2013)
and Chief Investment Officer of HFMG (since January 2025).
Mr. Meyer also serves as Managing Director and Chief
Investment Officer of Lattice (since January 2025). Mr. Meyer has served in various positions within The Hartford and its
subsidiaries in connection with the operation of the Hartford
Funds. Mr. Meyer joined The Hartford in 2004.
				N/A	N/A
ERNIE OVERHOLT (1969)	Vice President and Chief Operations Officer	Since 2024
Mr. Overholt serves as Vice President and Chief Operations
Officer of the Fund (since May 2024). Mr. Overholt also serves as Vice President of HFMC, Lattice and HASCO (since June
2024). Mr. Overholt also serves as Executive Vice President and
Chief Operating Officer of HFMG (since January 2025). Prior to joining HFMC in 2024, Mr. Overholt was Head of Enterprise Risk
Strategy at The Vanguard Group. Prior to that, Mr. Overholt
spent 25 years in numerous senior leadership positions with
Janus Henderson Investors.
				N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2022
Ms. Pellegrino is Deputy General Counsel for HFMG (since April
2022) and currently serves as Vice President of HFMG (since
December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms.
Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the
Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.
				N/A	N/A
ANKIT PURI (1984)	Vice President, Treasurer, and Principal/Chief Financial Officer	Since 2023
Mr. Puri serves as a Vice President of HFMG (since April 2025).
Mr. Puri serves as Vice President and Treasurer of the Fund
(since September 2023). Mr. Puri serves as Assistant Treasurer and Vice President of HFMC (since September 2023). Prior to
joining HFMC in 2023, Mr. Puri was a Fund Accounting Director,
Investment Management Services, at SEI Investments (July
2021 through August 2023), an Associate Director, Fund
Accounting Policy at The Vanguard Group (September 2020 to
June 2021), and served in various positions at Ernst &
Young LLP (October 2014 through September 2020).
				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2022
Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and
Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief
Legal Officer of Saturna Capital Corporation from 2014–2016.
Prior to that, Mr. Phillips was a Partner and Deputy General
Counsel of Lord, Abbett & Co. LLC.
				N/A	N/A

27

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited) – (continued)

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)
Term of Office: Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust
and Hartford Funds Exchange-Traded Trust.

(4)
“Interested person,” as defined in the 1940 Act, of the Fund because of the person’s affiliation with, or equity ownership of, Hartford Funds Management Company, LLC (“HFMC” or
the “Adviser”), Hartford Funds Distributors, LLC (“HFD”) or affiliated companies.

28

Hartford Schroders Private Opportunities Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-660-3010 and (2) on the SEC’s website at http://www.sec.gov. Form N-PX also requires the Fund to make available its proxy voting record on the Fund's website at hartfordfunds.com.
The Fund intends to hold a portion of its interests in the Investment Funds in non-voting form when required by law or regulation. Where the Fund anticipates that it would own voting securities of an Investment Fund in an amount that is in excess of amounts permitted by law or regulation, the Fund will typically seek to either purchase non-voting securities of such Investment Fund or to enter into contractual arrangements with such Investment Funds, typically before the initial purchase, which relinquish the right to vote in respect of a portion of those voting securities to the extent required to comply with applicable laws and regulations.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The  Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-660-3010, (2) on the Fund's website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

29

Hartford Schroders Private Opportunities Fund
Index Definition (Unaudited)

MSCI ACWI Index (Net) (reflects reinvested dividends net of
withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.

Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy,
completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Insurance Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)
management;
b)
use; and
c)
protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)
service your Transactions with us; and
b)
support our business functions.
We may obtain Personal Information from:
a)
You;
b)
your Transactions with us; and
c)
third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)
your name;
b)
your address;
c)
your income;
d)
your payment; or
e)
your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)
our insurance companies;
b)
our employee agents;
c)
our brokerage firms; and
d)
our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)
market our products; or
b)
market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)
independent agents;
b)
brokerage firms;
c)
insurance companies;
d)
administrators; and
e)
service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)
taking surveys;
b)
marketing our products or services; or
c)
offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)
cookies;
b)
pixel tagging; or
c)
other technologies.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)
“opt-out;” or
b)
“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)
your authorization; or
b)
as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)
underwriting policies;
b)
paying claims;
c)
developing new products; or
d)
advising customers of our products and services.
We use manual and electronic security procedures to maintain:
a)
the confidentiality; and
b)
the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:
a)
secured files;
b)
user authentication;
c)
encryption;
d)
firewall technology; and
e)
the use of detection software.
We are responsible for and must:
a)
identify information to be protected;
b)
provide an adequate level of protection for that data; and
c)
grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)
credit history;
b)
income;
c)
financial benefits; or
d)
policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)
your medical records; or
b)
information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)
Personal Financial Information; and
b)
Personal Health Information.
Transaction means your business dealings with us, such as:
a)
your Application;
b)
your request for us to pay a claim; and
c)
your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)
asking about;
b)
applying for; or
c)
obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Insurance Group, Inc. and its affiliates (including the following as of February 2025), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Asia Limited; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Corporate Underwriters Limited; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Management (UK) Limited; Hartford Productivity Services LLC; Hartford Singapore Pte. Ltd; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford Underwriting Agency Limited; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators Management Company, Inc.; Navigators Specialty Insurance Company; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2025

[This page is intentionally left blank]

This report is submitted for the general information of the shareholders of the Hartford Schroders Private Opportunities Fund (the "Fund"). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.
Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager. The Fund is sub-advised by Schroder Investment Management North America Inc. (SIMNA) and sub-sub advised by Schroders Capital Management (US), Inc. (Schroders Capital). HFD and HFMC are not affiliated with SIMNA and Schroders Capital.
MFAR-SPO25 5/25 Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods were $127,200 for the fiscal year ended March 31, 2024 and $131,016 for the fiscal year ended March 31, 2025.

(b)

Audit Related Fees: The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2025.

(c)

Tax Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,250 for the fiscal year ended March 31, 2024 and $26,988 for the fiscal year ended March 31, 2025. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $385 for the fiscal year ended March 31, 2024 and $113 for the fiscal year ended March 31, 2025. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended March 31, 2025, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $3,635 for the fiscal year ended March 31, 2024; $27,101 for the fiscal year ended March 31, 2025.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended March 31, 2024; $121,199 for the fiscal year ended March 31, 2025.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is typically substantially less than that encountered in connection with registered equity securities. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to the Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the sub-adviser requests that HFMC vote a proxy in the Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities.

HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Fund’s voting records. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling 1-888-660-3010 and (2) on the SEC’s website at www.sec.gov.

The Fund intends to hold a portion of its interests in the Investment Funds in non-voting form when required by law or regulation. Where the Fund anticipates that it would own voting securities of an Investment Fund in an amount that is in excess of amounts permitted by law or regulation, the Fund will typically seek to either purchase non-voting securities of such Investment Fund or to enter into contractual arrangements with such Investment Funds, typically before the initial purchase, which relinquish the right to vote in respect of a portion of those voting securities to the extent required to comply with applicable laws and regulations.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 1-888-660-3010 and on the SEC’s website at www.sec.gov. Amendments to Form N-PX will also require the Fund to make available its proxy voting record on the Fund’s website after the Fund’s N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.

SUMMARY OF SCHRODERS CAPITAL MANAGEMENT (US), INC. - PROXY VOTING POLICIES AND PROCEDURES

General principles

Schroders Capital Management (US) Inc. (“Schroders Capital Private Equity”) has adopted these Proxy Voting Policies and Procedures to satisfy its fiduciary obligations and the requirements of Rule 206(4)-6 under the Advisers Act.

As an investment manager, Schroders Capital Private Equity is responsible for voting the (private and public) securities held by each investment vehicle (each, a “Fund”) and discretionary mandate client (each, a “Mandate Client,” and together with Funds, “Clients”) that it advises. Schroders Capital Private Equity and its employees (“Employees”) are required to comply with the following policies and procedures with respect to voting such securities.

Underlying funds or portfolio companies of each Client (“Portfolio Funds”) may, from time to time, seek the consent or vote of Clients to, among other things, amend or otherwise waive certain provisions governing the relationship between such Portfolio Fund and the Client. Schroders Capital Private Equity reviews each consent/voting solicitation on a case-by-case basis, considering, among other things, the effect of such consent or vote on the Portfolio Fund and the Client. Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner, will determine to consent or vote, or withhold its consent or vote, in each case after taking into account the relevant facts and circumstances (including both the short- and long-term implications of the proposal) and the best interests of the applicable Client, to include a review of the respective Mandate Client’s investment advisory contract or the respective Fund’s governing documents. The Legal Department should be consulted prior to exercising any such consent or vote on behalf of a Client.

Material conflicts of interest

The above procedures are designed to ensure that consents and votes are handled properly and fiduciary obligations are fulfilled. As Employees are discouraged from engaging in any material business other than providing services to Clients, it is highly unlikely that any specific vote or consent will result in a material conflict of interest between Schroders Capital Private Equity or any Employee and any Client. However, certain conflicts of interest may arise.

In the event an actual or potential conflict of interest arises in connection with the request by a Portfolio Fund to consent or vote for a Client, Schroders Capital Private Equity will attempt to resolve such conflicts in a manner that enables Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner to consent or vote in the best interests of the respective Client. Schroders Capital Private Equity shall determine whether any conflict of interest presented between Schroders Capital Private Equity and a Client with respect to a Portfolio Fund proposal might be material and, if so, find a reasonable method to avoid or handle such conflict1. If Schroders Capital Private Equity’s Management determines that a conflict of interest is not material, Schroders Capital Private Equity and the respective general partner may vote or consent how they wish, notwithstanding the conflict.

Abstention

Schroders Capital Private Equity and the respective general partner may abstain from consenting or voting to a proposal if Schroders Capital Private Equity or the general partner concludes that the effect on a Client’s economic interests is immaterial or if Schroders Capital Private Equity or the general partner believes the cost of such vote out-weighs the potential benefit for the applicable Client.

Disclosure to Clients

In general, the investment advisory contract or a Mandate Client’s documents and the organizational documents of each Fund contain security voting and consent policies applicable with respect to the Fund. Furthermore, Schroders Capital Private Equity’s Form ADV Part 2 contains the policies and procedures set forth above as well as instructions for how Clients may obtain further information.

1 For example, a method that may be utilized to avoid the conflict is the abstention from voting on the proposal.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Rainer Ender, Global Head of Private Equity at Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Ender joined Schroders Capital in 2001.

Nils Rode, Chief Investment Officer of Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Rode joined Schroders Capital in 2005.

Lee Gardella, Head of Private Equity North America, has served as a member of the Fund’s Investment Committee since inception. Mr. Gardella joined Schroders Capital in 2007.

Tim Creed, Head of Private Equity Investments at Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Creed joined Schroders Capital in 2004.

Benjamin Alt, Head of Global Private Equity Portfolios, has served as a member of the Fund’s Investment Committee since 2024 and as a portfolio manager of the Fund since inception. Mr. Alt joined Schroders Capital in 2008.

Ethan Vogelhut, Head of Buyout Investments Americas, has served as a member of the Fund’s Investment Committee since 2024 and as a portfolio manager of the Fund since inception. Mr. Vogelhut joined Schroders Capital in 2010.

(a)(2)	The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of December 31, 2024:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)

Rainer Ender

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	69	10,752	60	8,132

Other Accounts	60	6,158	53	5,278

Nils Rode

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	62	10,397	54	7,777

Other Accounts	60	6,158	53	5,278

Lee Gardella

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	62	10,397	54	7,777

Other Accounts	60	6,158	53	5,278

Tim Creed

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	62	10,397	54	7,777

Other Accounts	60	6,158	53	5,278

Ethan Vogelhut

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	5	922	5	922

Other Accounts	1	145	0	0

Benjamin Alt

Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	62	10,397	54	7,777

Other Accounts	60	6,158	53	5,278

CONFLICTS OF INTEREST BETWEEN THE FUND SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees the Sub-Advisers receive for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Schroders receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2025.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all employees of Schroders. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders Capital, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary of the employees of Schroders is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Nonfinancial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies Schroders’ corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 The Fund did not engage in securities lending during the fiscal year ended March 31, 2025.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

Date: June 9, 2025	By:	/s/ Gregory A. Frost
Gregory A. Frost
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 9, 2025	By:	/s/ Gregory A. Frost
Gregory A. Frost
President and Chief Executive Officer

Date: June 9, 2025	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)